UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 12, 2006
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                            SHUMATE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-30291                    65-0735872
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


     12060 FM 3083, Conroe, Texas                                   77301
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (936) 441-5100
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On September 12, 2006, the board of directors appointed Kenton "Ken" Chickering III to fill a vacancy on our board.

         Kenton "Ken" Chickering III became a director of our company on September 12, 2006. From 1976 to 1999, Mr. Chickering held various positions with Daniel Industries and Daniel Valve Co., including Executive Vice President, Vice President of Sales and Marketing 1984-1988, and President of Daniel Valve Company from 1988-2003. In 1999, Emerson Electric Co. (NYSE:EMR) purchased Daniel Valve Company. Later it was sold to SPX Corporation (NYSE: SPW) in 2002. From 2003 to 2005, Mr. Chickering was Vice President of Development for SPX Valves & Controls, a division of SPX. Daniel Valve Company is a global manufacturer and marketer of valves for applications such as pipelines, loading and unloading terminals. From 1962 to 1976, Mr. Chickering was the Regional Manager for the eastern U.S. and Saudi Arabia for General Valve Co., a company that manufactured and marketed an expanding plug valve for pipeline service, which now is a part of Cameron International. Prior thereto, Mr. Chickering served three years as a petroleum officer in the U.S. Air Force and was a petroleum engineer with Humble Oil, a company that was subsequently acquired by Exxon. Mr. Chickering received his B.S. in Petroleum Engineering from the University of Oklahoma in 1957. Mr. Chickering was the Chairman of the Valve Manufacturing Association in 1998. Mr. Chickering was also the Pipeline Committee Chairman of the ASME Petroleum Division in 1990 and the Chairman of the Petroleum Division Executive Committee in 1996.

         In connection with this appointment, we granted Mr. Chickering a non-qualified stock option to purchase up to 50,000 shares at an exercise price of $1.21 per share.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SHUMATE INDUSTRIES, INC.
                              (Registrant)


Date:  September 15, 2006     By:  /s/ Matthew C. Flemming
                                 -----------------------------------------------
                                   Matthew C. Flemming, Chief Financial Officer,
                                   Treasurer, Secretary, and
                                   Executive Vice President



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